UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - MAY 9, 2003
                        (Date of Earliest Event Reported)


                                 SIX FLAGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789


                Delaware                                 13-3995059
----------------------------------------    ------------------------------------
        (State of Incorporation)            (I.R.S. Employer Identification No.)


       11501 Northeast Expressway
        Oklahoma City, Oklahoma                             73131
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (405) 475-2500

Item 5.    Other Events and Regulation FD Disclosure.
           -----------------------------------------

           The information set forth in the press release issued by Six Flags, Inc. on May 9, 2003, attached hereto as Exhibit 99.1, respectively, is incorporated herein by reference.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

           (c) Exhibits.

               99.1      Press Release of Six Flags, Inc., dated May 9, 2003.



















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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SIX FLAGS, INC.

                                         By: /s/  James M. Coughlin
                                             ----------------------------------
                                             Name: James M. Coughlin
                                             Title: Vice President,
                                                    General Counsel and
                                                    Assistant Secretary

Date:  May 13, 2003



















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
                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

  99.1                    Press Release, dated May 9, 2003.


























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